Exhibit 99.1

October 23, 2020

CONDOR HOSPITALITY SCHEDULES ANNUAL MEETING OF SHAREHOLDERS

NORFOLK, NEBRASKA –– October 23, 2020 –– Condor Hospitality Trust, Inc. (NYSE American: CDOR) (the “Company”), a hotel-focused real estate investment trust (REIT) headquartered and incorporated in the state of Maryland, today announced that it has set December 15, 2010 as the date of the Annual Meeting of Shareholders of Condor Hospitality Trust, Inc. The 2020 Annual Meeting will be held at a time and location to be determined and specified in the Company’s proxy statement related to the 2020 Annual Meeting.    November 5, 2020 has been set as the record date for shareholders of the Company entitled to notice of and to vote at the 2020 Annual Meeting or any adjournment or postponement.

The Company has set a new deadline for the receipt of any shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for inclusion in the Company’s proxy materials for the 2020 Annual Meeting because the 2020 Annual Meeting is more than 30 days from the anniversary date of the 2019 annual meeting . In order to be considered timely, any such proposals must be submitted in writing and received by the Company at its principal executive office,  Condor Hospitality Trust, Inc., 1800 West Pasewalk Avenue, Suite 120, Norfolk, NE 68701, no later than November 2, 2020. Any proposal submitted after the above deadline will not be considered timely and will be excluded from the Company’s proxy materials. Any such shareholder proposals must also comply with rules of the Securities and Exchange Commission (“SEC”) regarding the inclusion of shareholder proposals in proxy materials, and the Company may omit from its proxy materials any shareholder proposal that does not comply with the SEC’s rules at the time such proposal is received by the Company.

The Company’s bylaws also set forth certain procedures which shareholders must follow, including providing timely notice, in order to present any shareholder proposal, including the nomination of directors, directly at the 2020 Annual Meeting, but not submitted for inclusion in the proxy statement.  To be timely for the 2020 Annual Meeting,  notice must be received by the Secretary of the Company at its principal executive offices set forth above no later than November 2, 2020, which is the tenth day following the day on which public disclosure of the date of the 2020 Annual Meeting was made. Any such proposal or nomination must set forth the information specified in, and comply with all other requirements of, the Company’s bylaws in order to be brought before the 2020 Annual Meeting.

About Condor Hospitality Trust, Inc.

Condor Hospitality Trust, Inc. (NYSE American: CDOR) is a self-administered real estate investment trust that specializes in the investment and ownership of upper midscale and upscale, premium-branded, select-service, extended-stay, and limited-service hotels in the top 100 Metropolitan Statistical Areas (“MSAs”) with a particular focus on the top 20 to 60 MSAs. The Company currently owns 15 hotels in 8 states.  Condor’s hotels are franchised by a number of the industry’s most well-regarded brand families including Hilton, Marriott, and InterContinental Hotels.

Forward-Looking Statement

This news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “intend”, “anticipate”, “estimate”, “believe”, “continue”, “project”, “plan”, the negative version of these words or other similar expressions.  Readers are cautioned not to place undue reliance on any such forward-looking statements.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements.  They are not guarantees of future performance and involve risks and uncertainties that are difficult to control or predict.  Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to, changes in economic conditions generally and the real estate market specifically, legislative/regulatory changes (including changes to laws governing the taxation of real estate investment trusts), availability of capital, risks associated with debt financing, interest rates, competition, supply and demand for hotel rooms in our current and proposed market areas, policies and guidelines applicable to real estate investment trusts, risks related to uncertainty and disruption in global economic markets as a result of COVID-19 (commonly referred to as the coronavirus), and other risks and uncertainties described herein, and in our filings with the SEC from time to time.  These risks and uncertainties should be considered in evaluating any forward-looking statements.

The forward-looking statements represent Condor’s views as of the date on which such statements were made.  Condor anticipates that subsequent events and developments may cause those views to change.  These forward-looking statements should not be relied upon as representing Condor’s views as of any date subsequent to the date hereof.  Condor expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional factors that may affect the Company’s business or financial results are described in the risk factors included in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.